EXHIBIT 99.5


                            INDEMNITY AGREEMENT - BH


        INDEMNITY AGREEMENT (the "AGREEMENT") made as of the 27th day of July, 2005 by BEHRINGER HARVARD BUENA VISTA PLAZA LP, a Delaware limited partnership ("INITIAL BORROWER"), having its principal place of business c/o Behringer Harvard Funds, 15601 Dallas Parkway, Suite 600, Addison, Texas 75001, and BEHRINGER HARVARD REIT I, INC., a Maryland corporation having an address c/o Behringer Harvard Funds, 15601 Dallas Parkway, Suite 600, Addison, Texas 75001 ("PRINCIPAL"; Principal and Initial Borrower collectively "INDEMNITOR"), in favor of BEAR STEARNS COMMERCIAL MORTGAGE, INC., a New York corporation, having an address at 383 Madison Avenue, New York, New York 10179 ("LENDER").

                                    RECITALS:

        A. Lender is prepared to make a loan (the "LOAN") to Initial Borrower pursuant to that certain Loan Agreement of even date herewith (the "LOAN AGREEMENT"), which loan is evidenced by that certain promissory note of even date herewith in the initial principal amount of $22,000,000.00 made by Initial Borrower to Lender (collectively, the "NOTE") and secured by, among other things, the Mortgage which encumbers the Property. Capitalized terms not defined herein shall have the meaning attributed to such term in the Loan Agreement.

        B. Lender is unwilling to make the Loan unless Borrower and Principal agree to provide the indemnification, representations and warranties and other matters described in this Agreement for the benefit of Lender.

        C. Principal has a direct or indirect ownership interest in Initial Borrower and thus will derive substantial benefit from the Loan. Initial Borrower and Principal enter into this Agreement to induce Lender to make the Loan.

        D. Initial Borrower may transfer, pursuant to Section 5.2.13 of the Loan Agreement, some or all of its ownership interest in the Property to one or more tenants in common, each of whom will assume the Loan on a joint and several basis to the extent set forth in the Loan Documents. Initial Borrower and/or any such tenants in common that assume the Loan hereinafter referred to collectively as the "BORROWER."

                                    AGREEMENT

        NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Indemnitor hereby represents, warrants, covenants and agrees for the benefit of Lender as follows:

        1. INDEMNIFICATION. Indemnitor covenants and agrees at its sole cost and expense, to protect, defend, indemnify, release and hold Lender harmless from and against any and all

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Losses (defined below) imposed upon or incurred by or asserted against Lender and directly or indirectly arising out of or in any way relating to any one or more of the following: (i) fraud or intentional misrepresentation by Initial Borrower or any affiliate of Initial Borrower in connection with the Loan; (ii) the removal or disposal of any portion of the Property after an Event of Default by Initial Borrower or any affiliate; (iii) the failure of Initial Borrower to obtain Lender's prior written consent to any subordinate financing or other voluntary lien encumbering the Property that is placed on the Property by Initial Borrower; (iv) the failure of Initial Borrower to obtain Lender's prior written consent to any assignment, transfer, or conveyance of the Property or any portion thereof by Initial Borrower as required by the Loan Agreement; (v) Initial Borrower's violation of any of the Special Purpose Entity covenants and requirements contained in the Loan Agreement or other Loan Documents other than sections (xii) and (xxii) in the definition of Special Purpose Entity; (vi) the breach by Initial Borrower of any representation, warranty, covenant or indemnification provision in the Loan Agreement or the Mortgage concerning environmental laws, hazardous substances and asbestos and any indemnification of Lender with respect thereto in either document; (vii) the filing by Initial Borrower of any action for partition of the Property; (vii) any election by Initial Borrower to terminate or not to renew the Property Management Agreement in a manner not permitted under the Loan Agreement; (viii) the gross negligence or willful misconduct of Initial Borrower; (ix) the misapplication or conversion by Initial Borrower of (A) any insurance proceeds paid by reason of any loss, damage or destruction to the Property, (B) any awards or other amounts received in connection with the condemnation of all or a portion of the Property, or (C) any Rents following an Event of Default; and (x) any election by Initial Borrower to terminate any Tenants-In-Common Agreement without Lender's consent. As used herein, the term "Losses" includes any and all claims, suits, liabilities, actions, proceedings, obligations, debts, damages, losses, costs, expenses, diminutions in value, fines, penalties, charges, fees, expenses, judgments, awards, amounts paid in settlement, punitive damages, foreseeable and unforeseeable consequential damages, of whatever kind or nature (including but not limited to reasonable attorneys' fees and other costs of defense).

        2. GUARANTY. (a) Principal absolutely and unconditionally guarantees to Lender the prompt and full payment of the Debt up to an amount equal to Initial Borrower's undivided interest in the Property multiplied by the amount of the outstanding Debt (as defined in the Loan Agreement) in the event that (1) Initial Borrower files a voluntary petition under the Bankruptcy Code or any other Federal or state bankruptcy or insolvency law, or (2) an involuntary case is commenced against Initial Borrower under the Bankruptcy Code or any other Federal or state bankruptcy or insolvency law with the collusion of Initial Borrower or any of its Affiliates.

                (b) This is a guaranty of payment and not of collection. The obligations of Principal hereunder are and shall be absolute under any and all circumstances, without regard to the validity, regularity or enforceability of the Note, the Loan Agreement, the Mortgage or the other Loan Documents. This Agreement shall remain in full force and effect as to any modification, extension or renewal of the Note, the Loan Agreement, the Mortgage or any of the other Loan Documents, and notwithstanding any release or forbearance granted by Lender with

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respect thereto, all of which may be made, done or suffered without notice to or further consent of Principal.

        3. UNIMPAIRED LIABILITY. The liability of Indemnitor under this Agreement shall in no way be limited or impaired by, and Indemnitor hereby consents to and agrees to be bound by, any amendment or modification of the provisions of the Note, the Loan Agreement, the Mortgage or any of the other Loan Documents. In addition, the liability of Indemnitor under this Agreement shall in no way be limited or impaired by (i) any extensions of time for performance required by the Note, the Loan Agreement, the Mortgage or any of the other Loan Documents, (ii) any sale or transfer of all or part of the Property,
(iii) any exculpatory provision in the Note, the Loan Agreement, the Mortgage, or any of the other Loan Documents limiting Lender's recourse to the Property or to any other security for the Note, or limiting Lender's rights to a deficiency judgment against Indemnitor, (iv) the accuracy or inaccuracy of the representations and warranties made by Indemnitor under the Note, the Loan Agreement, the Mortgage or any of the other Loan Documents or herein, (v) the release of Indemnitor or any other person from performance or observance of any of the agreements, covenants, terms or condition contained in the Loan Agreement, the Mortgage, the Note or the other Loan Documents by operation of law, Lender's voluntary act, or otherwise, (vi) the release or substitution in whole or in part of any security for the Note, or (vii) Lender's failure to record the Loan Agreement, the Mortgage or file any UCC financing statements (or Lender's improper recording or filing of any thereof) or to otherwise perfect, protect, secure or insure any security interest or lien given as security for the Note; and, in any such case, whether with or without notice to Indemnitors and with or without consideration.

        4. ENFORCEMENT. Lender may enforce the obligations of Indemnitor under this Agreement without first resorting to or exhausting any security or collateral or without first having recourse to the Note, the Loan Agreement, the Mortgage, or any other Loan Documents or the Property, through foreclosure proceedings or otherwise; provided, however, that nothing herein shall inhibit or prevent Lender from suing on the Note, foreclosing, or exercising any power of sale under the Loan Agreement, the Mortgage, or exercising any other rights and remedies thereunder or under the Loan Agreement. It is not necessary for an Event of Default to have occurred for Lender to exercise its rights pursuant to this Agreement. Notwithstanding any provision of the Note, the Loan Agreement, the Mortgage, or any of the other Loan Documents, the obligations pursuant to this Agreement are exceptions to any non-recourse or exculpation provision contained therein. Indemnitor is fully and personally liable for such obligations, and its liability is not limited to the original or amortized principal balance of the Loan or the value of the Property.

        5. SURVIVAL. Subject to Section 19 below, the obligations and liabilities of Indemnitor under this Agreement shall fully survive indefinitely notwithstanding any termination, satisfaction, assignment, entry of a judgment of foreclosure, exercise of any power of sale, or delivery of a deed in lieu of foreclosure of the Mortgage.

        6. INTEREST. Any amounts payable to any Lender under this Agreement shall become immediately due and payable on demand and, if not paid within thirty (30) days of such demand therefor, shall bear interest at a per annum rate equal to the lesser of (a) 5% plus the Interest Rate or (b) the maximum interest rate which Indemnitor may by law pay or Lender may charge and collect, from the date payment was due.

        7. WAIVERS. (a) Indemnitor hereby waives (i) any right or claim of right to cause a marshalling of any Indemnitor's assets or to cause Lender to proceed against any of the security for the Loan before proceeding under this Agreement against Indemnitor; (ii) and relinquishes all rights and remedies accorded by applicable law to Indemnitor, except any rights of subrogation, reimbursement or contribution which Indemnitor may have, provided that the indemnity provided for hereunder shall neither be contingent upon the existence of any such rights of subrogation nor subject to any claims or defenses whatsoever which may be asserted in connection with the enforcement or attempted enforcement of such subrogation rights including, without limitation, any claim that such subrogation, reimbursement or contribution rights were abrogated by any acts of Lender; (iii) the right to assert a counterclaim, other than a mandatory or compulsory counterclaim, in any action or proceeding brought against or by Lender; (iv) notice of acceptance hereof and of any action taken or omitted in reliance hereon; (v) presentment for payment, demand of payment, protest or notice of nonpayment or failure to perform or observe, or other proof, or notice or demand; and (vi) all homestead exemption rights against the obligations hereunder and the benefits of any statutes of limitations or repose; and (vii) any rights to require Lender to proceed against an Indemnitor, or to require Lender to pursue any other remedy or enforce any other right. Notwithstanding anything to the contrary contained herein, Indemnitor hereby agrees to postpone the exercise of any rights of subrogation, reimbursement or contribution with respect to any collateral securing the Loan until the Loan shall have been paid in full.

                (b) INDEMNITOR AND LENDER HEREBY WAIVE, TO THE FULLEST EXTENT PERMITTED BY LAW, THE RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM, WHETHER IN CONTRACT, TORT OR OTHERWISE, RELATING DIRECTLY OR INDIRECTLY TO THE LOAN, THE APPLICATION FOR THE LOAN, THE COMMITMENT FOR THE LOAN, THE LOAN AGREEMENT, THE MORTGAGE, THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS OR ANY ACTS OR OMISSIONS OF ANY LENDER IN CONNECTION THEREWITH.

                (c) Indemnitor hereby waives and agrees not to assert or take advantage of any defense based upon failure of Lender to commence an action against Borrower. In addition, Indemnitor expressly waives all rights it may have now or in the future under any statute, or at common law, or at law or in equity, or otherwise, to compel Lender to proceed in respect of the obligations guaranteed hereunder against Borrower, or any other party or against any security for the payment of the obligations guaranteed hereunder before proceeding against, or as a condition to proceeding against Indemnitor. It is agreed between Indemnitor and Lender that the foregoing waivers are of the essence of this transaction and that, but for this Agreement and such waivers, Lender would decline to enter into the loan evidenced and secured by the Loan Documents.

        8. INDEMNITOR'S REPRESENTATIONS AND WARRANTIES. Indemnitor represents and warrants that:

                (a) if Indemnitor is a corporation, partnership or limited liability company, it has the full corporate/partnership/limited liability company power and authority to execute and deliver this Agreement and to perform its obligations hereunder; the execution, delivery and performance of this Agreement by Indemnitor has been duly and validly authorized; and all requisite corporate/partnership/limited liability company action has been taken by Indemnitor to make this Agreement valid and binding upon Indemnitor, enforceable in accordance with its terms;

                (b) if Indemnitor is an individual, he/she is acting in an individual capacity and has full power and authority to make this Agreement valid and binding upon Indemnitor, enforceable in accordance with its terms;

                (c) if Indemnitor is a corporation, partnership, limited liability company or trust its execution of, and compliance with, this Agreement is in the ordinary course of business of that Indemnitor and will not result in the breach of any term or provision of the charter, by-laws, partnership or trust agreement, articles of organization, operating agreement, limited liability company agreement, or other governing instrument of that Indemnitor or result in the breach of any term or provision of, or conflict with or constitute a default under or result in the acceleration of any obligation under any agreement, indenture or loan or credit agreement or other instrument to which the Indemnitor or the Property are subject, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Indemnitor or the Property are subject;

                (d) if Indemnitor is an individual, his/her execution of, and compliance with, this Agreement will not result in the breach of any term or provision of, or conflict with or constitute a default under or result in the acceleration of any obligation under any agreement, indenture or loan or credit agreement or other instrument to which Indemnitor or the Property are subject, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Indemnitor or the Property are subject;

                (e) to the Indemnitor's knowledge, there is no action, suit, proceeding or investigation pending or threatened against it which, either in any one instance or in the aggregate, may result in any material adverse change in the business, operations, financial condition, properties or assets of Indemnitor, or in any material impairment of the right or ability of Indemnitor to carry on its business substantially as now conducted, or in any material liability on the part of Indemnitor, or which would draw into question the validity of this Agreement or of any action taken or to be taken in connection with the obligations of Indemnitor contemplated herein, or which would be likely to impair materially the ability of Indemnitor to perform under the terms of this Agreement;

                (f) it does not believe, nor does it have any reason or cause to believe, that it cannot perform each and every covenant contained in this Agreement;

                (g) no approval, authorization, order, license or consent of, or registration or filing with, any governmental authority or other person, and no approval, authorization or consent of any other party is required in connection with this Agreement;

                (h) this Agreement constitutes a valid, legal and binding obligation of Indemnitor, enforceable against it in accordance with the terms hereof; and

                (i) Indemnitor has filed all federal, state, county, municipal, and city income and other tax returns required to have been filed by it and has paid all taxes and related liabilities which have become due pursuant to such returns or pursuant to any assessments received by it; Indemnitor does not know of any basis for any additional assessment in respect of any such taxes and related liabilities for prior years.

        9. NO WAIVER. No delay by any Indemnified Party in exercising any right, power or privilege under this Agreement shall operate as a waiver of any such privilege, power or right.

        10. TRANSFER OF LOAN. (a) Lender may, at any time, sell, transfer or assign the Note, the Mortgage, this Agreement and the other Loan Documents, and any or all servicing rights with respect thereto, or grant participations therein or issue mortgage pass-through certificates or other securities evidencing a beneficial interest in a rated or unrated public offering or private placement (the "SECURITIES"). Lender may forward to each purchaser, transferee, assignee, servicer, participant or investor in such Securities or any credit rating agency rating such Securities (the foregoing entities hereinafter collectively referred to as the "INVESTOR") and each prospective Investor, all documents and information (including financial information) but not limited to, which Lender now has or may hereafter acquire relating to Indemnitor and the Property, whether furnished by Indemnitor, any guarantor, or otherwise, as Lender determines necessary or desirable.

                (b) Upon any transfer or proposed transfer contemplated above and by the Mortgage, at Lender's request, Indemnitor shall provide an estoppel certificate to the Investor or any prospective Investor in such form, substance and detail as Lender, such Investor or prospective Investor may reasonably require.

        11. NOTICES. All notices or other written communications hereunder shall be given in accordance with Section 10.6 of the Loan Agreement, provided that notices to Indemnitor shall be addressed as set forth on the first page hereof.

        12. SUBMISSION TO JURISDICTION. With respect to any claim or action arising hereunder, Indemnitor (a) irrevocably submits to the nonexclusive jurisdiction of the courts of the State of New York and the United States District Court for the Southern District of New York, and appellate courts from any thereof, and (b) irrevocably waives any objection which it may have at any time to the laying on venue of any suit, action or proceeding arising out of or relating to this

Agreement brought in any such court, and (c) irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

        13. NO THIRD-PARTY BENEFICIARY. The terms of this Agreement are for the sole and exclusive protection and use of Lender. No party shall be a third-party beneficiary hereunder, and no provision hereof shall operate or inure to the use and benefit of any such third party.

        14. DUPLICATE ORIGINALS; COUNTERPARTS. This Agreement may be executed in any number of duplicate originals and each duplicate original shall be deemed to be an original. This Agreement may be executed in several counterparts, each of which counterparts shall be deemed an original instrument and all of which together shall constitute a single Agreement. The failure of any party hereto to execute this Agreement, or any counterpart hereof, shall not relieve the other signatories from their obligations hereunder.

        15. NO ORAL CHANGE. This Agreement, and any provisions hereof, may not be modified, amended, waived, extended, changed, discharged or terminated orally or by any act or failure to act on the part of any Indemnitor or Lender, but only by an agreement in writing signed by the party against whom enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought.

        16. HEADINGS, ETC. The headings and captions of various paragraphs of this Agreement are for convenience of reference only and are not to be construed as defining or limiting, in any way, the scope or intent of the provisions hereof.

        17. NUMBER AND GENDER/SUCCESSORS AND ASSIGNS. All pronouns and any variations thereof shall be deemed to refer to the masculine, feminine, neuter, singular or plural as the identity of the person or persons referred to may require. Without limiting the effect of specific references in any provision of this Agreement, the term "INDEMNITOR" shall be deemed to refer to each and every person or entity comprising an Indemnitor from time to time, as the sense of a particular provision may require, and to include the heirs, executors, administrators, legal representatives, successors and assigns of Indemnitor, all of whom shall be bound by the provisions of this Agreement, provided that no obligation of any Indemnitor may be assigned except with the written consent of Lender. Each reference herein to Lender shall be deemed to include its successors and assigns. This Agreement shall inure to the benefit of Lender and its respective successors and assigns forever.

        18. JOINT AND SEVERAL LIABILITY. If Indemnitor consists of more than one person or entity, the obligations and liabilities of each such person hereunder are joint and several.

        19. RELEASE OF LIABILITY. Any one or more parties liable upon or in respect of this Agreement may be released without affecting the liability of any party not so released. In addition, if Initial Borrower, with Lender's consent, no longer owns any interest in the Property, Indemnitor shall have no further liability for acts or omissions first arising after the date on which Initial Borrower conveyed all of its right, title and interest in the Property to an unaffiliated third party transferee, provided, however, Indemnitor shall remain liable under this Agreement with respect to acts or omissions first arising on or prior to such date.

        20. RIGHTS CUMULATIVE. The rights and remedies herein provided are cumulative and not exclusive of any rights or remedies which Lender has under the Note, the Mortgage, or the other Loan Documents or would otherwise have at law or in equity.

        21. INAPPLICABLE PROVISIONS. If any term, condition or covenant of this Agreement shall be held to be invalid, illegal or unenforceable in any respect, this Agreement shall be construed without such provision.

        22. GOVERNING LAW. THIS GUARANTY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK AND THE APPLICABLE LAWS OF THE UNITED STATES OF AMERICA. ANY LEGAL SUIT, ACTION OR PROCEEDING AGAINST LENDER OR INDEMNITOR ARISING OUT OF OR RELATING TO THIS GUARANTY MAY AT LENDER'S OPTION BE INSTITUTED IN ANY FEDERAL OR STATE COURT IN THE CITY OF NEW YORK, COUNTY OF NEW YORK, PURSUANT TO SECTION 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW, AND INDEMNITOR WAIVES ANY OBJECTIONS WHICH IT MAY NOW OR HEREAFTER HAVE BASED ON VENUE AND/OR FORUM NON CONVENIENS OF ANY SUCH SUIT, ACTION OR PROCEEDING, AND INDEMNITOR AND HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY SUCH COURT IN ANY SUIT, ACTION OR PROCEEDING. INDEMNITOR DOES HEREBY DESIGNATE AND APPOINT:

                        CT Corporation System
                        111 Eighth Avenue
                        New York, New York 10011


AS ITS AUTHORIZED AGENT TO ACCEPT AND ACKNOWLEDGE ON ITS BEHALF SERVICE OF ANY AND ALL PROCESS WHICH MAY BE SERVED IN ANY SUCH SUIT, ACTION OR PROCEEDING IN ANY FEDERAL OR STATE COURT IN NEW YORK, NEW YORK, AND AGREES THAT SERVICE OF PROCESS UPON SAID AGENT AT SAID ADDRESS AND WRITTEN NOTICE OF SAID SERVICE MAILED OR DELIVERED TO INDEMNITOR IN THE MANNER PROVIDED HEREIN SHALL BE DEEMED IN EVERY RESPECT EFFECTIVE SERVICE OF PROCESS UPON INDEMNITOR IN ANY SUCH SUIT, ACTION OR PROCEEDING IN THE STATE OF NEW YORK.

        23. MISCELLANEOUS. Wherever pursuant to this Agreement (i) Lender exercises any right given to it to approve or disapprove, (ii) any arrangement or term is to be satisfactory to Lender, or (iii) any other decision or determination is to be made by Lender, the decision of Lender to approve or disapprove, all decisions that arrangements or terms are satisfactory or not satisfactory and all other decisions and determinations made by Lender, shall be in the sole and

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absolute discretion of Lender and shall be final and conclusive, except as may be otherwise expressly and specifically provided herein.

        24.     SPECIAL CALIFORNIA PROVISIONS. Principal hereby waives:

                (i) any defense based upon any statute or rule of law which provides that the obligation of a surety must be neither larger in amount nor in other respects more burdensome than that of the principal.

                (ii) the defense of the statute of limitations in any action hereunder or in any action for the collection or performance of any obligations hereby guaranteed.

                (iii) any right to a fair value hearing with respect to the Property under California Code of Civil Procedure Section 580a or any similar statute to determine the size of any deficiency under the Loan following a trustee's sale with respect to the Property.

                (iv) subject to Section 7 above, any claim or other rights which Principal may now have or hereafter acquire against Borrower or any other guarantor of all or any of the obligations of Principal hereunder that arise from the existence or performance of Principal's obligations under this Agreement or any of the other Loan Documents, including, without limitation, any right of subrogation, reimbursement, exoneration, contribution or indemnification, any right to participate in any claim or remedy of Lender against Borrower or any collateral which Lender now has or hereafter acquires, whether or not such claim, remedy or right arises in equity or under contract, statute or common law, by any payment made hereunder or otherwise, including, without limitation, the right to take or receive from Borrower, directly or indirectly, in cash or other property or by setoff or in any other manner, payment or security on account of such claim or other rights.

                (v) any duty on the part of Lender to disclose to Principal any facts Lender may now or hereafter know about Borrower, regardless of whether Lender has reason to believe that any such facts materially increase the risk beyond that which Principal intends to assume, or has reason to believe that such facts are unknown to Principal, or has a reasonable opportunity to communicate such facts to Principal, since Principal acknowledges that Principal is filly responsible for being and keeping informed of the financial condition of Borrower and of all circumstances bearing on the risk of nonperformance of any obligations hereby guaranteed.

                (vi) all rights and defenses arising out of an election of remedies by Lender, even though that election of remedies, such as a nonjudicial foreclosure with respect to security for a guaranteed obligation, has destroyed Principal's rights of subrogation and reimbursement against the principal by the operation of Section 580d of the California Code of Civil Procedure or otherwise.

                (vii) without limiting the generality of the foregoing, but subject to Section 7 above, Principal hereby expressly waives any and all benefits which might otherwise be available to Principal under California Civil Code Sections 2809, 2810, 2819, 2839, 2845
through 2847, 2849, 2850, 2899 and 3433, and California Code of Civil Procedure Sections 580a, 580b, 580d and 726.

        So long as any of the obligations guaranteed hereunder shall be owing to Lender, Principal shall not, without the prior written consent of Lender, commence or join with any other party in commencing any bankruptcy, reorganization or insolvency proceedings of or against Borrower. Principal understands and acknowledges that by virtue of this Agreement, it has specifically assumed any and all risks of a bankruptcy or reorganization case or proceeding with respect to Borrower. As an example and not by way of limitation, a subsequent modification of the obligations of Borrower under the Loan Documents in any reorganization case concerning Borrower shall not affect the obligation of Principal to pay and perform its obligations hereunder in accordance with its original terms. In any bankruptcy or other proceeding in which the filing of claims is required by law, Principal shall file all claims which Principal may have against Borrower relating to any indebtedness of Borrower to Principal and shall assign to Lender all rights of Principal thereunder. If Principal does not file any such claim, Lender, as attorney-in-fact for Principal, is hereby authorized to do so in the name of Principal or, in Lender's discretion, to assign the claim to a nominee and to cause proof of claim to be filed in the name of Lender's nominee. The foregoing power of attorney is coupled with an interest and cannot be revoked. Lender or its nominee shall have the right, in its reasonable discretion, to accept or reject any plan proposed in such proceeding and to take any other action which a party filing a claim is entitled to do. In all such cases, whether in administration, bankruptcy or otherwise, the person or persons authorized to pay such claim shall pay to Lender the amount payable on such claim and, to the full extent necessary for that purpose, Principal hereby assigns to Lender all of Principal's rights to any such payments or distributions; provided, however, Principal's obligations hereunder shall not be satisfied except to the extent that Lender receives cash by reason of any such payment or distribution. If Lender receives anything hereunder arising out of the Property or relating to the Loan other than cash, the same shall be held as collateral for amounts due under this Agreement.

                                                MERS MIN:  [___________________]

        IN WITNESS WHEREOF, this Agreement has been executed by Indemnitor and is effective as of the day and year first above written.

                                INITIAL BORROWER:

                                BEHRINGER HARVARD BUENA VISTA PLAZA LP,
                                a Delaware limited partnership

                                By:  Behringer Harvard Buena Vista Plaza GP,
                                     LLC, a Delaware limited liability company


                                     By: ________________________________
                                         Gerald J. Reihsen, III
                                         Secretary


                                PRINCIPAL:

                                BEHRINGER HARVARD REIT I, INC.,
                                a Maryland corporation


                                By:______________________________________
                                Name: Gerald J. Reihsen, III
                                Title: Executive Vice President